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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Agilent Technologies, (the "Company") on Form 10-K for the period ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
W. Barnholt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Edward W. Barnholt
                                               ---------------------------------
                                               Edward W. Barnholt
                                               President, Chief Executive
                                               Officer and  Chairman of the
                                               Board of Directors


Date: December 20, 2002
      ____________________________